                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): April 1, 1999.



                           LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              1-10145                                 95-4160558
      (Commission File Number)            (I.R.S. Employer Identification No.)



         1221 McKINNEY STREET
    ONE HOUSTON CENTER, SUITE 1600
            HOUSTON, TEXAS                               77010
(Address of principal executive offices)              (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

On April 1, 1999 and April 16, 1999, Lyondell Chemical Company ("Lyondell") and its lenders agreed to amend certain provisions of its credit facility. The effectiveness of the credit facility amendments is conditioned upon, among other things, the issuance by Lyondell of (1) not less than $350 million in gross proceeds (total cash proceeds before discounts, commissions and expenses) of common stock, (2) not less than $500 million in gross proceeds of senior subordinated debt securities, and (3) senior secured debt securities in the amount of not less than $1 billion in gross proceeds less the proceeds from the issuance of senior subordinated debt securities referred to in clause (2) above. The text of each of the credit facility amendments is filed as an exhibit to this Current Report on Form 8-K.

In a press release dated April 12, 1999, Lyondell announced its intention during the second quarter of 1999 to (1) raise $2.25 billion or more in debt, including through a private offering of senior secured and senior subordinated notes to qualified institutional buyers, (2) sell 35 million shares of its common stock in an underwritten public offering, and (3) seek commitments for a new tranche under its existing credit facility. The text of the press release is filed as an exhibit to this Current Report on Form 8-K.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

      Exhibit    Document
      -------    --------

        1.1 -- Amendment No. 1 to Credit Agreement dated as of April 1, 1999 among Lyondell Chemical Company, the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Bank of America National Trust and Savings Association, Citibank N.A., The Chase Manhattan Bank and Nationsbank, N.A., as Documentation Agents.

        1.2 -- Amendment and Restatement of Credit Agreement dated as of April 16, 1999 among Lyondell Chemical Company, the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, DLJ Capital Funding, Inc., as Syndication Agent, and Bank of America National Trust and Savings Association, Citibank, N.A., The Chase Manhattan Bank and Nationsbank, N.A., as Documentation Agents.

        99.1 --  Press Release of Lyondell Chemical Company, dated April 12,
                 1999.


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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LYONDELL CHEMICAL COMPANY



                                        By: /s/ Edward W. Rich
                                           -----------------------------
                                            Edward W. Rich
                                            Vice President, Finance and
                                            Treasurer


Date: April 19, 1999

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